UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

(Rule 14a – 101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☑

Filed by the Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

ARI NETWORK SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required

☐Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on January 05, 2016

ARI Network Services, Inc.Meeting Information

Meeting Type:  Annual Meeting

For holders as of:  October 27, 2015

Date:  January 05, 2016  Time:  9:00 AM CST

Location:  ARI Corporate Headquarters

   10850 West Park Place

   Suite 1200

   Milwaukee,  WI  53224

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these  shares.  This  communication  presents  only  an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

----- Before You Vote -----

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1.	Company’s Annual Report to Shareholders and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrowxxxx xxxx xxxx xxxx       (located on the

following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1.	BY INTERNET:www.proxyvote.com
2.	BY TELEPHONE:1-800-579-1639
3.	BY E-MAIL*:sendmaterial@proxyvote.com

If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  xxxx xxxx xxxx xxxx       (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before December 22, 2015 to facilitate timely delivery.

----- How To Vote -----

Please Choose One of the Following Voting Methods

Vote In  Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow      xxxx xxxx xxxx xxxx              available and follow the instructions.

  Vote By Mail:     You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.Election of directors

Nominees

01)Chad J. Cooper02)William H. Luden, III

The Board of Directors recommends you vote FOR the following proposal:

2To ratify the appointment of Wipfli LLP as the Company's independent auditors for the fiscal year ending July 31, 2016.

NOTE: In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the 2016 Annual Meeting and at any adjournment or postponement thereof.  The shares represented by this proxy when properly executed will be voted in the manner directed  herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR the election of all nominees listed above and FOR item 2. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.